Exhibit 99.1

1 Berkshire Hills Bancorp, Inc. and Brookline Bancorp, Inc. Merger of Equals December 2024

2 Caution Regarding Forward - Looking Statements This communication may contain forward - looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Berkshire Hills Bancorp, Inc . (“Berkshire,” “BHLB” or the “Company”) and Brookline Bancorp, Inc . (“Brookline” or “BRKL”), the expected timing of completion of the proposed transaction, and other statements that are not historical facts . Such statements reflect the current views of Berkshire and Brookline with respect to future events and financial performance, and are subject to numerous assumptions, risks, and uncertainties . Statements that do not describe historical or current facts, including statements about beliefs, expectations, plans, predictions, forecasts, objectives, assumptions or future events or performance, are forward - looking statements . Forward - looking statements often, but not always, may be identified by words such as expect, anticipate, believe, intend, potential, estimate, plan, target, goal, or similar words or expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations . The forward - looking statements are intended to be subject to the safe harbor provided by Section 27 A of the Securities Act of 1933 , Section 21 E of the Securities Exchange Act of 1934 , and the Private Securities Litigation Reform Act of 1995 . Berkshire and Brookline caution that the forward - looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors that are, in many instances, beyond Berkshire’s and Brookline’s control . While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors that could cause actual results to differ materially from those contained or implied in the forward - looking statements : (1) changes in general economic, political, or industry conditions ; (2) uncertainty in U . S . fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board ; (3) volatility and disruptions in global capital and credit markets ; (4) movements in interest rates ; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the Brookline and Berkshire market areas ; (6) increased competition in Berkshire and Brookline’s markets ; (7) success, impact, and timing of business strategies of Berkshire and Brookline ; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations ; (9) the expected impact of the proposed transaction between Brookline and Berkshire on the combined entities’ operations, financial condition, and financial results ; (10) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) ; (11) the failure to obtain Berkshire or Brookline stockholder approval or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all or other delays in completing the proposed transaction ; (12) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement ; (13) the outcome of any legal proceedings that may be instituted against Berkshire or Brookline ; (14) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Berkshire and Brookline do business ; (15) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; (16) diversion of management’s attention from ongoing business operations and opportunities ; (17) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction ; (18) the dilution caused by Berkshire’s issuance of additional shares of its capital stock in connection with the proposed transaction ; (19) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third - party vendors or other service providers, including as a result of cyber - attacks ; and (20) other factors that may affect the future results of Berkshire and Brookline . Additional factors that could cause results to differ materially from those described above can be found in Berkshire’s Annual Report on Form 10 - K for the year ended December 31 , 2023 and in its subsequent Quarterly Reports on Form 10 - Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with the U . S . Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Berkshire’s website, www . berkshirebank . com, under the heading “SEC Filings” and in other documents Berkshire files with the SEC, and in Brookline’s Annual Report on Form 10 - K for the year ended December 31 , 2023 and in its subsequent Quarterly Reports on Form 10 - Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Brookline’s website, www . brooklinebancorp . com, under the heading “SEC Filings” and in other documents Brookline files with the SEC . All forward - looking statements speak only as of the date they are made and are based on information available at that time . Neither Berkshire nor Brookline assumes any obligation to update forward - looking statements to reflect circumstances or events that occur after the date the forward - looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable law . As forward - looking statements involve significant risks and uncertainties, and, therefore caution should be exercised against placing undue reliance on such statements . All forward - looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement . Disclaimer

3 Additional Information and Where To Find It This communication is being made with respect to the proposed transaction involving Berkshire and Brookline . This material is not a solicitation of any vote or approval of the Berkshire or Brookline stockholders and is not a substitute for the joint proxy statement/prospectus or any other documents that Berkshire and Brookline may send to their respective stockholders in connection with the proposed transaction . This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . In connection with the proposed transaction between Berkshire and Brookline, Berkshire will file with the SEC a Registration Statement on Form S - 4 (the “Registration Statement”) that will include a joint proxy statement for the respective special meetings of Berkshire’s and Brookline’s stockholders to approve the proposed transaction and that will also constitute a prospectus for the Berkshire common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction . BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND STOCKHOLDERS OF BERKSHIRE AND BROOKLINE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . Berkshire and Brookline will each mail the joint proxy statement/prospectus to its stockholders . Stockholders are also urged to carefully review and consider Berkshire’s and Brookline’s public filings with the SEC, including, but not limited to, their respective proxy statements, Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K . Copies of the Registration Statement and of the joint proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about Berkshire and Brookline, can be obtained, free of charge, as they become available at the SEC’s website (http : //www . sec . gov) . Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Kevin Conn, 60 State Street, Boston, MA 02109 , (617) 641 - 9206 or to Carl Carlson, 131 Clarendon Street, Boston, MA 02116 , (617) 425 - 5331 . Participants in the Solicitation Berkshire, Brookline, and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies from the stockholders of Brookline and stockholders of Berkshire in connection with the proposed transaction . Information regarding Berkshire’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 5 , 2024 , and its Annual Report on Form 10 - K for the year ended December 31 , 2023 , which was filed with the SEC on February 28 , 2024 , and other documents filed by Berkshire with the SEC . Information regarding Brookline’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 29 , 2024 , and its Annual Report on Form 10 - K for the year ended December 31 , 2023 , which was filed with the SEC on February 27 , 2024 , as amended on March 4 , 2024 and other documents filed by Brookline with the SEC . Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the proxy solicitation of Brookline’s stockholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus regarding the proposed transaction and other relevant materials filed with the SEC when they become available, which may be obtained free of charge as described in the preceding paragraph . Disclaimer

4 Nitin Mhatre Today’s Presenters Paul Perrault Carl Carlson Sean Gray Chief Executive Officer and Chair of the Board of Brookline Bancorp, Inc. Co - President and Chief Financial Officer of Brookline Bancorp, Inc. President and Chief Executive Officer of Berkshire Hills Bancorp, Inc. Michael McCurdy Co - President and Chief Operating Officer of Brookline Bancorp, Inc. Chief Operating Officer of Berkshire Hills Bancorp, Inc. & President of Berkshire Bank

5 Deep and Experienced Leadership Team 8 BHLB Directors 8 BRKL Directors Combined Executive Management Team Pro Forma Board Split Paul Perrault President & Chief Executive Officer Carl Carlson Chief Financial Officer Michael McCurdy Chief Banking Officer Wm. Gordon Prescott General Counsel Sean Gray Chief Operating Officer Mark Meiklejohn Chief Credit Officer Jacqueline Courtwright Chief HR Officer Ashlee Flores Chief Risk Officer David Brunelle Chair

6 MA NY CT RI VT BHLB (83) BRKL (65) Massachusetts $10.8B Deposits 70 Branches Rhode Island $2.8B Deposits 26 Branches New York $3.3B Deposits 29 Branches Connecticut $1.4B Deposits 18 Branches Vermont $0.4B Deposits 5 Branches Source: S&P Capital IQ Pro Note 1: State deposit data as of June 30, 2024, pro forma for branch sales Berkshire executed and closed earlier in 2024 Note 2: Pro forma financial highlights includes impact of purchase accounting adjustments, cost savings and $100 million comm on equity capital raise Creating a Premier Northeast Franchise Increased Scale $24B Assets $19B Loans $18B Deposits 9.8% CET1 148 Branches $2.6B Market cap Enhanced Performance 1.28% ‘26 ROAA 16.5% ‘26 ROATCE 48% ‘26 Efficiency Compelling Metrics $323M ‘26 Net income 40% ‘26 GAAP EPS Acc. 23% ‘26 Cash EPS Acc. 2.9 years Earnback 25% IRR

7 Strategically Compelling Financially Compelling Increased Scale ▪ Transformative partnership creating a premier $24 billion Northeast franchise positioned to benefit from significant economies of scale ▪ Combines Berkshire’s stable, more rural funding base with Brookline’s commercial lending focus in metro markets ▪ Provides pro forma company with a better ability to manage ICRE concentration dynamics ▪ Highly - complementary geographic footprints with top 10 deposit market share in 14 of 19 pro forma MSAs ▪ Unlocks meaningful growth opportunities through business diversification and improved competitive positioning ▪ Materially enhances profitability profile of both companies with projected 2026 ROAA of 1.28% and ROATCE of 16.5% ▪ Identified cost savings of 12.6% of the combined company’s expense base reducing projected 2026 efficiency ratio to 48% ▪ Significant earnings per share accretion ( 40% GAAP | 23% cash in 2026) with a TBV earnback period less than 3 years ▪ Pro forma company positioned for shareholder value creation with a Price / 2026E EPS of 7.8x compared to 10.5x for peers ▪ To be led by a combined management team of seasoned industry veterans from Brookline and Berkshire ▪ Pro forma institution will leverage the strengths and best practices of both companies to drive operating performance Operational Strength Merger Rationale | Partnering to Create Value Enhanced Performance

8 • Merger of equals • Berkshire Hills Bancorp, Inc. (“Berkshire”) will be the legal and currency acquiror • Brookline Bancorp, Inc. (“Brookline”) will be the accounting acquiror (Berkshire’s balance sheet will be subject to mark - to - market fair value adjustments) • Name of the pro forma company will be determined prior to closing of the transaction Merger Structure Consideration • 100% stock - for - stock transaction • Fixed exchange ratio of 0.42 Berkshire shares for each Brookline share • Deal value of approximately $1.14 billion, or $12.68 per Brookline share 1 • Berkshire expects to raise its cash dividend post - closing to a level which has a neutral impact on Brookline shareholders Ownership • 51.2% Berkshire | 44.8% Brookline | 4.1% new investors Transaction Summary (1) Utilizing Berkshire’s closing price of $30.20 as of December 13, 2024 Timing and Approvals • Anticipated closing in the second half of 2025 • Subject to Berkshire and Brookline shareholder approvals and customary regulatory approvals Board Composition and Leadership • 16 directors comprised of eight from each of Berkshire and Brookline • Chairman (Berkshire): David Brunelle • President & CEO (Brookline): Paul Perrault • Combined management team will be comprised of both banks’ executives • $100 million of Berkshire common equity issued in conjunction with announcement of the transaction at $29.00 per share to support capital levels Equity Raise

9 $11.7B Assets Brookline Bancorp, Inc. (NASDAQ: BRKL) Overview Company Description Branch Footprint Q3 2024 Financial Highlights $1.1B Market Cap 1 63% Efficiency ratio 3.07% NIM • Multi - bank holding company headquartered in Boston, MA for Brookline Bank, Bank Rhode Island and PCSB Bank • Commercially - focused financial institution operating 65 branches throughout Massachusetts, Rhode Island and New York • Offers a wide range of commercial, business and retail banking services and provides equipment financing nationwide through Eastern Funding $9.8B Loans $8.7B Deposits 0.62% NPAs / Assets 0.70% ROAA 9.0% ROATCE BRKL (65) Loan and Deposit Composition NIB 19% NOW 7% Savings 20% MMA 24% CDs 30% $8.7B Deposits CRE 59% C&I 25% Resi RE 11% Consumer 4% $9.8B Loans Source: S&P Capital IQ Pro 1. Market capitalization as of December 13, 2024

10 Berkshire Hills Bancorp, Inc. (NYSE: BHLB) Overview Company Description Branch Footprint Q3 2024 Financial Highlights $1.3B Market Cap 2 $11.6B Assets 64% Efficiency ratio 3.16% NIM • Holding company for Berkshire Bank, founded in 1846, and headquartered in Boston, MA • Operates 83 branches serving consumers and businesses throughout Massachusetts, Rhode Island, Connecticut, Vermont and upstate New York • Key business lines: Commercial and private banking, retail banking, consumer lending, trust and wealth management as well as a nationwide SBA lending platform BHLB (83) $9.2B Loans $9.6B Deposits 0.23% NPAs / Assets 0.85% ROAA 1 9.9% ROATCE 1 Loan and Deposit Composition NIB 24% NOW 8% Savings 10% MMA 32% CDs 26% $9.6B Deposits CRE 51% C&I 15% Resi RE 30% Consumer 4% $9.2B Loans Source: S&P Capital IQ Pro 1. Profitability metrics based on operating income per BHLB’s 2024Q3 earnings release 2. Market capitalization as of December 13, 2024

11 Valuable and Scalable Regional Banking Franchise Commentary Regional Banking Divisions x Six operating regions with three regional presidents appointed from each company x Establishes the pro forma company as a premier Northeast commercial banking franchise with operations in distinct, attractive markets with minimal branch overlap x Regional banking model enables local market leaders to make autonomous decisions with the support and balance sheet of a larger institution Will consolidate four bank subsidiaries into one bank charter BHLB (83) BRKL (65) Berkshire West PCSB Bank Berkshire East Berkshire Central Brookline Bank Bank Rhode Island

12 Pro forma MSA deposit market share ranking for mid - sized banks Commanding Positions in Attractive and Diverse Markets Mid - Sized Bank 1 Deposits in New England and NY $21.7B $19.7B $18.5B $14.5B $11.9B $11.8B $11.1B $9.7B $8.9B $8.8B $7.0B $6.3B $6.2B $6.2B EBC INDB Proforma Apple Financial NBTB CBU DCOM Berkshire Hills CUBI Brookline FFIC Liberty MCB BKU Source: S&P Capital IQ Pro 1) Mid - sized banks defined as banks with total assets less than $50B; deposit data as of June 30, 2024, based on combined deposits in New England and New York and pro forma for pending or recently completed mergers #3 Mid - sized bank deposit market share 148 Pro forma branches Boston #4 Providence #2 Worcester #1 Pittsfield #1 Springfield #3

Pro Forma Markets of Operation | Top Six MSAs

Boston MSA, MA-NH



Population:	4.9M
Median HHI:	$108K
# of Businesses:	223K
Projected '24-'29 Growth	
Population:	1.6%
HHI:	8.8%

PF Deposits / Branches:	$5.6B / 33
Mid-sized Bank Rank:	#4

Providence-Warwick, RI-MA



Population:	1.7M
Median HHI:	$80K
# of Businesses:	62K
Projected '24-'29 Growth	
Population:	0.2%
HHI:	9.8%

PF Deposits / Branches:	$2.8B / 26
Mid-sized Bank Rank:	#2

Worcester, MA



Population:	987K
Median HHI:	$89K
# of Businesses:	26K
Projected '24-'29 Growth	
Population:	2.1%
HHI:	9.2%

PF Deposits / Branches:	$2.5B / 12
Mid-sized Bank Rank:	#1

Pittsfield, MA



Population:	127K
Median HHI:	$67K
# of Businesses:	8K
Projected '24-'29 Growth	
Population:	(1.3%)
HHI:	7.5%

PF Deposits / Branches:	$1.6B / 13
Mid-sized Bank Rank:	#1

NYC-Newark-Jersey City, NY-NJ



Population:	19.6M
Median HHI:	$92K
# of Businesses:	642K
Projected '24-'29 Growth	
Population:	(2.5%)
HHI:	6.8%

PF Deposits / Branches:	$1.5B / 13
Mid-sized Bank Rank:	#30

Springfield, MA



Population:	694K
Median HHI:	$70K
# of Businesses:	28K
Projected '24-'29 Growth	
Population:	0.4%
HHI:	6.8%

PF Deposits / Branches:	$1.1B / 11
Mid-sized Bank Rank:	#3

Source: S&P Capital IQ Pro, NAICS Association, US Census Bureau; Deposit and community bank deposit market share rank data as of June 30, 2024 and pro forma for pending or recently completed mergers
Note 1: "HHI" is defined as "Household Income"
Note 2: Mid-sized banks defined as banks with total assets less than $50B

BerkshireHillsBancorp
13
BROOKLINE BANCORP

14 Pro Forma Mid-sized Pro Forma Deposits Overall Bank MSA Branches ($M) Rank Rank Boston-Cambridge-Newton, MA-NH 32 5,566 8 4 Providence-Warwick, RI-MA 26 2,813 5 2 Worcester, MA 12 2,450 2 1 Pittsfield, MA 13 1,595 1 1 New York-Newark-Jersey City, NY-NJ 13 1,514 57 30 Springfield, MA 11 1,105 5 3 Hartford-West Hartford-East Hartford, CT 9 743 9 2 Utica-Rome, NY 8 714 5 4 Albany-Schenectady-Troy, NY 5 471 14 9 Norwich-New London-Willimantic, CT 6 429 7 4 Putnam, CT 3 262 3 3 Kiryas Joel-Poughkeepsie-Newburgh, NY 2 201 19 11 Bennington, VT 3 187 2 2 Rutland, VT 1 114 6 3 Glens Falls, NY 1 81 8 5 Amherst Town-Northampton, MA 1 78 12 8 Amsterdam, NY 1 66 4 3 Lebanon-Claremont, NH-VT 1 55 20 16 Hudson, NY 1 45 6 4 Total 148 $18,489 - - Pro Forma Markets of Operation Source: S&P Capital IQ Pro; Deposit data as of June 30, 2024 and pro forma for pending or recently completed mergers Note: Mid - sized banks defined as banks with total assets less than $50B Top 10 pro forma deposit market share rank in 14 out of 19 MSAs

15 19% 7% 20% 23% 30% 24% 8% 10% 32% 26% High - Quality Core Deposit Base 21% 8% 15% 28% 28% $9.6B Deposits $8.7B Deposits $18.3B Deposits Cost of Deposits: 2.42% Loans to Deposits: 96.2% Source: S&P Capital IQ Pro; Deposit data as of September 30, 2024 and pro forma data excludes purchase accounting adjustments NOW Money Market Savings Noninterest Bearing Cost of Deposits: 2.75% Loans to Deposits: 111.7% Cost of Deposits: 2.57% Loans to Deposits: 103.6% CDs Pro Forma

16 59% 25% 11% 4% 51% 15% 30% 4% Diversified Pro Forma Loan Portfolio 56% 20% 20% 4% $9.2B Loans $9.8B Loans $19.0B Loans Yield on Loans: 6.11% Yield on Loans: 6.17% Yield on Loans: 6.14% Source: S&P Capital IQ Pro; Loan data as of September 30, 2024 and pro forma data excludes purchase accounting adjustments Note: Berkshire loan composition excludes loans held for sale C&I CRE Consumer Residential RE Pro Forma

17 ICRE Concentration Reduction Expectations 366% Bank Level 352% Consolidated Level ICRE Concentration @ close with $100M equity raise: □ $100 million equity raise results in pro forma ICRE concentration of 366% at the bank and 352% at the holding company level at the close □ ICRE concentration is projected to decline each year going forward ICRE Concentration Reduction Commentary □ Pro forma institution will work to reduce ICRE concentration as a percentage of capital by: ▪ Limiting new ICRE originations ▪ Further reducing exposure primarily by running off non - relationship ICRE loans including participations with other banks as these loans come up for renewal □ Brookline has also been exploring other avenues to reduce ICRE concentration including selling and/or securitizing ICRE loans □ ICRE as a percentage of capital will also be brought down significantly over time as capital builds due to improved pro forma earnings and benefits from fair value marks which will accrete back quickly into income and capital

18 $ millions Brookline Bank Bank Rhode Island PCSB Bank BRKL Subsidiaries Combined % of ICRE Berkshire Bank % of ICRE Pro Forma Combined (Unadjusted) % of ICRE Construction 151 86 71 307 6% 662 18% 969 11% Multifamily 871 333 196 1,400 29% 664 18% 2,063 24% NOO-CRE: Retail 399 187 251 837 18% 754 20% 1,591 19% Office 425 115 92 674 14% 460 12% 1,134 13% Industrial 515 83 95 692 15% 135 4% 827 10% Lab 42 0 0 42 1% 92 2% 134 2% Other 391 295 170 814 17% 966 26% 1,780 21% Total NOO-CRE 1,773 680 607 3,060 64% 2,407 64% 5,467 64% TOTAL ICRE $2,794 $1,098 $875 $4,767 100% $3,732 100% $8,499 100% Total Bank RBC $650 $323 $213 $1,186 $1,317 $2,503 ICRE / TRBC 430% 340% 411% 402% 283% 339% ICRE Concentration Reduction Expectations 9.6% 10.0% 10.8% 11.6% 10.5% 10.8% 11.6% 12.4% At Close 12/31/2025 12/31/2026 12/31/2027 Consolidated Bank Level Pro Forma ICRE / TRBC @ 9/30/24 Current (E xcludes Purchase Accounting Adjustments) Projected ICRE / TRBC @ 9/30/25 Close Through 2027 (I ncludes Purchase Accounting Adjustments) 352% 345% 317% 297% 366% 359% 328% 306% At Close 9/30/25 12/31/2025 12/31/2026 12/31/2027 Pro forma ICRE / TRBC at 9/30/25 close includes the equity impact from one - time deal charges, credit marks, fair value marks and $100 million common equity capital raise

Comprehensive Reciprocal Due Diligence

Thorough Due Diligence

- Complete evaluation of all key banking verticals by the joint Berkshire and Brookline teams
- 30+ in-person and/or virtual meetings over a five-month due diligence process to ensure a comprehensive review with internal bank employees from Berkshire and Brookline alongside external professionals and attorneys
- Rigorous evaluation of Berkshire's and Brookline's risk management processes, compliance and internal controls and BSA/AML

In-Depth Credit Review Assessment

- In-depth credit review of both loan portfolios, including review of criticized and classified assets and current underwriting processes
- Credit review performed by a combination of internal credit risk management teams and third-party advisors
- Detailed review of rating procedures and credit philosophy

Diligence Highlights

~3,000+ documents reviewed

80+ individuals involved

Comprehensive Loan Portfolio Review

Berkshire Portfolio

60% of commercial portfolio	**95%** of criticized & classified assets
66% of total CRE	**70%** of office CRE

Brookline Portfolio

49% of commercial portfolio	**97%** of criticized portfolio
57% of total CRE	**78%** of office CRE

Credit and Underwriting	Legal & Compliance	Commercial Banking	Finance & Accounting	Technology & Cybersecurity
Interest Rate Risk & ALM	Human Resources	Retail Banking	Loan & Deposit Ops	Securities Portfolio

BerkshireHillsBancorp

19

BROOKLINE BANCORP

20 • All stock transaction • Berkshire is the legal acquiror and Brookline is the accounting acquiror (fair value marks are applied to Berkshire’s balance sheet) Structural Elements • One - time pre - tax merger expenses of $93.0 million, fully reflected in TBV at close • $10.8 million of capitalized expenses, amortized over 10 years (rebranding) Merger Expenses • After - tax negative AOCI of approximately $88.9 million AOCI Earnings • Net income per street consensus estimates through 2026 and 5% annual growth thereafter - Berkshire: $101.2M in 2025 | $116.2M in 2026 - Brookline: $96.6M in 2025 | $115.5M in 2026 Interest Rate Marks (Pre - Tax) • Loan portfolio write - down of $203.9 million • HTM securities write - down of $61.1 million • Trust preferred securities write - down of $4.6 million • Subordinated debt write - down of $12.2 million Other • $221.8 million core deposit intangible, amortized over 10 years sum - of - the - years digits • Berkshire annual cash dividend expected to increase to $1.29 per share pro forma from current cash dividend of $0.72 per share to have a neutral impact to Brookline shareholders • Pre - tax cost of cash of 5.0% and marginal tax rate of 25% • Assumes transaction close of September 30, 2025 Loan Credit Mark • Gross credit mark of $143.4 million - 34% PCD / 66% Non - PCD - Day - 2 CECL reserve equal to $94.5 million Key Merger Assumptions • Cost savings of 12.6% of combined noninterest expense base • 75% phased - in for 2025 and 100% thereafter Cost Savings

21 Earnings Impact TBV Impact Pro Forma Capital 4 (16.7%) Dilution at Close 2.9 years Earnback 3 ~40% 2026E EPS Accretion GAAP Metrics Non - GAAP Metrics 1 (Excludes Rate Marks) 7.8% TCE / TA 8.4% Leverage 9.8% CET1 9.8% Tier 1 12.0% Total RBC 366% CRE Concentration 5 (4.2%) Dilution at Close 1.2 years Earnback 3 ~23% 2026E EPS Accretion 2 8.8% TCE / TA 9.9% Leverage 11.5% CET1 11.5% Tier 1 13.8% Total RBC 318% CRE Concentration 5 Note: Pro forma metrics include $100 million common equity capital raise 1) Excludes the impact of purchase accounting rate marks (securities, loans, trust preferred and sub debt) 2) Cash EPS accretion also excludes CDI and CECL amortization 3) Tangible book value earnback calculated using the crossover method 4) Pro forma capital ratios are estimated and shown at the transaction close 5) CRE concentration based on estimated bank level data at the transaction close Pro Forma Financial Impact ~14% 2025E EPS Accretion ~6% 2025E EPS Accretion 2

22 Pro Forma Earnings Power 2026Y Estimated Earnings ($M) $116 $323 $116 $52 $44 ( $5 ) Berkshire net income Brookline net income Cost savings Loan mark accretion Other Pro Forma Income 2026 Estimates Berkshire Brookline Pro Forma Return on average assets 0.93% 0.92% 1.28% Return on average TCE 10.2% 11.1% 16.5% Net interest margin 3.34% 3.38% 3.77% Efficiency ratio 62% 58% 48%

23 2026 Estimated Profitability: Pro Forma Company 1 vs. Peers 2 48% 58% 62% 1.28% 0.93% 0.92% 11.7% 9.8% 8.7% Top - Tier Pro Forma Profitability Source: S&P Capital IQ Pro 1) Pro forma company estimates based on consensus street estimates for Berkshire and Berkshire, assumed cost savings, purchase a cco unting adjustments and capital raise 2) Peer group includes select public banks headquartered in New England and the Mid - Atlantic with total assets between $15B and $50 B; peer profitability data based on consensus street estimates Efficiency Ratio Return on Average Assets Return on Average Equity Pro Forma Pro Forma Pro Forma

24 Positioned for Significant Shareholder Value Creation 2026E Cash 3 2026E GAAP 2 Profitability 1.28% 1.20% 1.12% 1.28% ROAA 11.2% 10.5% 10.3% 11.7% ROAE 3.61% 3.43% 3.49% 3.77% Net interest margin 52.4% 56.7% 51.6% 48.2% Efficiency ratio Implied Trading Multiples 12.4x 10.5x 8.9x 7.8x Price / 2026 EPS 4 58% 34% Trading multiple differential to GAAP Median Source: S&P Capital IQ Pro; Market data as of December 13, 2024 // 1) Peer group includes select public banks headquartered i n N ew England and the Mid - Atlantic with total assets between $15B and $50B; peer data based on consensus street estimates // 2) Pro forma company estimates based on consensus street est ima tes for Berkshire and Brookline, assumed cost savings, purchase accounting adjustments and capital raise // 3) Excludes the impact of purchase accounting rate marks (secu rit ies, loans, trust preferred securities and subordinated debt), CDI and CECL amortization (see appendix for pro forma reconciliation) // 4) The pro forma price to earnings multiples based on Berkshire’s market price of $30.20 as of December 13, 2024 Pro Forma Peers 2026 Estimated 1 Top Quartile

25 Combined earnings & cost savings ($M) 1 Accretion of interest rate & FMV adjustments Robust Ongoing Capital Generation CET1 ratio at close and projected at 12/31/2026 ~$203MM accreted into earnings through 2028 4 +102 bps CET1 3 +88 bps CET1 Annually 3 9.8% 10.5% 9/30/2025 12/31/2026 $116 BHLB standalone earnings 116 BRKL standalone earnings 52 Cost savings $284 Cash earnings 109 (Less) dividends 2 $175 Core retained earnings 1) Based on 2026 estimates 2) Based on Berkshire’s projected pro forma annual cash dividend of $1.29 per share 3) Prior to any risk - weighted asset growth 4) Reflects after - tax impact of purchase accounting rate marks (securities, loans, trust preferred securities and subordinated debt ) and CECL amortization through earnings post - close

26 Shareholders x Substantially accretive to each entity’s EPS, ROA and ROE x Pro forma market capitalization enhances shareholder liquidity x Significant upside for all shareholders with successful integration, execution and delivery of estimated performance metrics Communities x Both banks have served their respective markets for over 150 years and will maintain their strong presence x Contiguous branch networks ensure continued involvement in local communities x Deep commitment to community banking business model Employees x Aligned corporate culture and operational philosophy x Balanced leadership composition will be inclusive of each team x Greater scale provides access to broad network and additional career mobility for combined employees x Strengthens our ability to recruit and retain top - tier talent Customers x Enhanced capabilities and expanded product suite x Increased scale enables continued technology investment and client experience improvements x Expanded lending capacity will enable us to continue to grow with our existing client base Combination is Beneficial to All Stakeholders

27 Appendix

Pro Forma Reconciliation | Tangible Book Value

Berkshire Standalone Tangible Book Value Reconciliation	$ Millions	Shares (M)	$ per share
Berkshire TBV as of 9/30/24	$1,054	43.0	$24.53
Net income to common	98		
Dividends	(31)		
Change in intangibles	5		
Berkshire standalone TBV at close	**$1,125**	**43.2**	**$26.05**
Capital raise, net proceeds	95	3.4	
Incremental earnings on net proceeds	3		
Incremental dividends on new shares issued	(2)		
Berkshire TBV at close – with capital	**$1,221**	**46.6**	**$26.18**

Tangible Book Value Per Share Dilution at Close	$ Millions	Shares (M)	$ per share
Berkshire standalone tangible book value	$1,221	46.6	$26.18
Brookline standalone tangible book value	1,018		
Reversal of Berkshire equity and intangibles	(1,221)		
Merger consideration for accounting purposes	1,395	37.8	
Goodwill and other intangibles created	(510)		
CECL double count on PCD-loans	(71)		
Berkshire pro forma tangible book value	**$1,832**	**84.4**	**$21.69**
$ Accretion / (dilution) to BHLB			**$(4.35)**
% Accretion / (dilution) to BHLB			**(16.7%)**

Calculation of the Reciprocal Merger Consideration	
Fixed exchange ratio	0.42x
Reciprocal exchange ratio	2.38x
Current Brookline stock price	$12.56
Implied reciprocal price per share	$29.90
Berkshire shares outstanding	46.6
Merger consid. for accounting purposes	**$1,395**

Calculation of Intangibles Created	$ Millions
Merger consideration for accounting purposes	$1,395
Berkshire standalone TBV at close	1,221
After-tax transaction expenses	(77)
After-tax fair value adjustments	(204)
Adjusted Berkshire TBV at close	**$940**
Excess over adjusted tangible book value	$455
Core deposit intangible created	(222)
DTL on CDI	55
Goodwill created	**$289**
Core deposit intangible	$222
Goodwill created	289
Intangibles created	**$510**

BerkshireHillsBancorp 28 BROOKLINE BANCORP

29 Diluted GAAP Cash Shares ($M) ($M) (M) BHLB net income $116.2 $116.2 42.3 BRKL net income 115.5 115.5 38.0 Combined net income $231.7 $231.7 AT merger related adjustments Cost savings 51.7 51.7 Amortization of CDI, net of DTL (29.5) BHLB existing CDI eliminated 3.4 Opportunity cost of cash (3.3) (3.3) Common equity capital raise 3.6 3.6 3.4 AOCI – AFS securities 17.8 CECL non-PCD mark amortization 13.9 Loans – interest rate mark 29.9 HTM securities mark 9.2 Trust preferred mark (0.3) Subordinated debt mark (4.6) Other (0.8) Pro forma net income $322.6 $283.7 83.7 BHLB Standalone EPS $2.75 $2.75 Pro Forma BHLB EPS $3.85 $3.39 $ Accretion to BHLB $1.10 $0.64 % Accretion to BHLB 40.2% 23.3% Pro Forma Reconciliation| 2026 Earnings Per Share

30